Preliminary Copies for use of
The Securities and Exchange Commission only.


FGIC PUBLIC TRUST

SHORT-TERM U.S. GOVERNMENT
INCOME FUND

370 17th Street, Suite 2700
Denver, CO  80202




                                                     May 27, 1996



Dear Shareholders:

   You are cordially invited to attend the Special Meeting of the Short-Term U.S. Government Income Fund (the "Fund"), a series of FGIC Public Trust (the "Trust"), which will be held on Friday, May 31, at 11:00 a.m. at the offices of [ADDRESS]. The matters to be acted upon are described in the attached Notice and Proxy Statement.

   Although we would like very much to have each shareholder attend the Special Meeting, we realize this may not be possible. Whether or not you plan to be present, we need your vote. We urge you to complete, sign and return the enclosed proxy card or cards promptly. A postage-paid envelope is enclosed for this purpose.

   If you return your proxy promptly you can help the Fund avoid the expense of follow-up mailings to achieve a quorum. [If your shares in the Fund are held in street name, your bank or broker can vote your shares, but may do so only upon receipt of your specific instructions. Please contact the person responsible for your account and instruct him or her to execute a proxy card today.] If you decide between now and the meeting that you can attend the meeting in person, you can revoke your proxy at that time and vote your shares at the meeting.

   As the date of the meeting approaches, if we have not received your vote, you may receive a call from [AIPS Mutual Funds Services, Inc., the Distributor and Administrator for the Fund] which will assist shareholders in the voting process.

   We look forward to seeing you at the meeting or receiving your proxy so that your shares may be voted at the meeting.


                                        Sincerely,

                                        President
                                        FGIC Public Trust



THE TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSAL.
           Preliminary Copies for use of
          The Securities and Exchange Commission only.

                        FGIC PUBLIC TRUST

                   SHORT-TERM U.S. GOVERNMENT
                          INCOME FUND

                  370 17th Street, Suite 2700
                       Denver, CO  80202


           NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          May 31, 1996

   Notice is hereby given that a Special Meeting (the "Meeting") of Shareholders of the Short-Term U.S. Government Income Fund (the "Fund"), a series of FGIC Public Trust (the "Trust"), will be held at the offices of [ADDRESS], on Friday, May 31, 1996 at 11:00 a.m., Eastern time, for the following purposes:

       1. To approve an amendment to the Fund's investment restrictions to permit the Fund to purchase securities of U.S.
   government agencies and approve operating the Fund as a money market fund.

       2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

   Only shareholders of record of the Fund at the close of business
on[           ] , 1996 (the "Record Date") are entitled to receive
notice of and to vote at the Meeting and at any adjournments thereof on matters relating to the Fund.

   At the Meeting on Friday, May 31, 1996, the matter specified in Part I of the attached Proxy Statement relating to the proposed amendment to the Fund's investment restriction and to approve operating the Fund as a money market fund will be voted upon. Only shareholders of the Fund are being solicited for their proxies.

                                        By Order of the Trustees,


                                        Secretary
                                        FGIC Public Trust

May 27, 1996

   YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. A PROXY CARD IS ENCLOSED FOR THE FUND IF YOU DO NOT EXPECT TO ATTEND THE MEETING. WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.

THE TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

              INSTRUCTIONS FOR EXECUTING PROXY CARD

   The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

   1. Individual Accounts. Sign your name exactly as it appears on the proxy card.

   2. Joint Accounts. Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card.

   3. All Other Accounts. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the name on the proxy card. For example:


   Registration                      Valid Signature

Corporate Accounts
(1)                                  ABC Corp.     (1)  ABC Corp.
                                         John Doe, Treasurer

(2)                                  ABC Corp.     (2)  John Doe
   c/o John Doe, Treasurer

(3)                                  ABC Corp. Profit Sharing Plan
(3)  John Doe, Trustee

Trust Accounts
(1)                                  ABC Trust     (1)  Jane B. Doe, Trustee

(2)                                  Jane B. Doe, Trustee
(2)  Jane B. Doe
    u/t/d 12/28/78

Custodial or Estate Accounts
(1)                                  John B. Smith, Cust.
(1)  John B. Smith
   f/b/o John B. Smith, Jr. UGMA

(2)                                  John B. Smith, Jr. (2)
John B. Smith, Executor
                 Preliminary Copies for use of
          The Securities and Exchange Commission only.

                        FGIC PUBLIC TRUST

                   SHORT-TERM U.S. GOVERNMENT
                          INCOME FUND

                  370 17th Street, Suite 2700
                       Denver, CO  80202

                        PROXY STATEMENT



   This Proxy Statement is furnished in connection with the solicitation of proxies by the Trustees of FGIC Public Trust (the "Trust") on behalf of its publicly offered series portfolio, the Short-Term U.S. Government Income Fund, (the "Fund") to be used at the Special Meeting of shareholders of the Fund and at any adjournments thereof (the "Meeting").

   The Meeting is scheduled to be held on Friday, May 31, 1996 at 11:00 a.m. Eastern time at the offices of [ADDRESS]. This Proxy Statement and the accompanying form of proxy are being first mailed to shareholders of the Fund on or about May 27, 1996.

Copies of the Fund's most recent Annual Report are available without charge upon request made to the Trust, 370 17th Street, Suite 2700, Denver, CO 80202, (800) 298-FGIC(3442).

   At the Meeting on Friday, May 31, 1996, the matter specified in Part I of the attached Proxy Statement relating to the proposed amendment to the Fund's investment restriction and to approve operating the Fund as a money market fund will be voted upon. Only shareholders of the Fund are being solicited for their proxies.

   The Fund had _______ shares outstanding on ___________, 1996
(the "Record Date"):

   For additional information with respect to the Meeting, the number of shares needed for a quorum and the number of votes necessary to approve the proposals described herein, please see
Part II of this Proxy Statement.


   I.  APPROVAL OR DISAPPROVAL OF THE AMENDMENT TO THE FUND'S
 INVESTMENT RESTRICTION AND CHANGING THE FUND TO A MONEY MARKET
                             FUND

   The Board of Trustees has proposed that shareholders approve an amendment to one of the Fund's fundamental investment restrictions and approve changing the Fund to a money market fund. The propoal is based on recommendations prepared by FGIC Advisors, Inc., the Fund's investment adviser (the "Adviser"), which were reviewed and approved by the Board of Trustees, subject to shareholder approval, at a meeting of the Fund's Board of Trustees held on [_________], 1996.

   The proposed amendment to the Fund's investment restriction seeks to change an investment restriction which currently provides that the Fund will not purchase securities other than direct obligations of the United States Treasury, some of which may be subject to repurchase agreements, and repurchase agreements collateralized to 102% by direct United States Treasury obligations. The Trustees propose to amend this investment restriction to permit the Fund to purchase, in addition to the above securities, obligations issued by United States Government agencies and instrumentalities, some of which may be subject to repurchase agreements, and repurchase agreements collateralized to 102% by direct obligations of United States Government agencies and instrumentalities. United States Government agency and instrumentality obligations are debt securities issued by United States Government sponsored enterprises and Federal agencies. Some obligations of agencies and instrumentalities of the United States Government are supported by the full faith and credit of the United States or United States Treasury guarantees; others, by the right of the issuer to borrow from the United States Treasury; others, by discretionary authority of the United States Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. United States Government agency and instrumentality obligations include master notes issued by Federal agencies or instrumentalities.

   The primary purpose of amending the investment restriction is to enable the Fund to take advantage of changes in the regulatory environment in which the Fund's principal investors, primarily municipalities, operate in. When the Fund was first initiated, many of the Fund's target investors were prohibited from investing in obligations of United States Government agencies and instrumentalities. Over the years many states have liberalized this limitation and now all of the states in which the Fund's target investors reside permit investments in obligations of United States Government agencies and instrumentalities. The Adviser believes that by permitting the Fund to invest in obligations of United States Government agencies and instrumentalities, the Fund will be able to increase the yield of the Fund and attract new investment into the Fund. There can be no assurance that these results will be achieved.

   The Board of Trustees is also proposing to change the Fund from a non-money market fund to a money market fund. It is also contemplated that the Fund will change its name to reflect the changes to the Fund discussed in this Proxy. The primary goal of changing the Fund to a money market fund is to attract new investment into the Fund by offering the Fund's target investors, primarily municipalities, a product which offers them the opportunity for greater stability without significantly compromising performance. There can be no assurance that these results will be achieved.

   If the proposal to operate the Fund as a money market fund is approved by shareholders, it is contemplated that the Fund's conversion will take place on or about __________, 1996.
At that time, the number of shares outstanding will be adjusted is that the net asset value per share will equal $1.00. Adjusting the shares outstanding will have no effect on the total value of a shareholder's investment.

   As a money market fund, the Fund would seek to maintain a stable net asset value of $1.00 per share and must comply with Rule 2a-7 under the 1940 Act. Under the guidelines of Rule 2a-7, the Fund would be required to use the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period of maturity, regardless of the impact of fluctuating interest rates on the market value of the security. Rule 2a-7 also provides that the Fund must also do a "mark-to-market" analysis, where it is determined the degree to which any variations may exist between the amortized pricing method and the actual market price of the securities in the Fund. If there is a deviation of 1/4 of 1% (1/4 of a cent) the Board is notified immediately. If there is a deviation of 1/2 of 1% (1/2 of a cent) the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity.

   Rule 2a-7 also requires the Fund to maintain a dollar weighted average portfolio maturity of 90 days or less and purchase securities having remaining maturities of 13 months or less. The Board of Trustees would review the portfolio securities monthly and at regularly scheduled quarterly Board of Trustees meetings. There can be no assurance that at all times the $1.00 price per share could be maintained.


Required Vote

   To be approved, the proposal must receive the affirmative vote of "a majority of the outstanding voting securities" of the Fund, as defined in the Investment Company Act of 1940 Act, as amended (the "1940 Act"). Under the 1940 Act, a vote of a majority of the outstanding voting securities of a Fund means the lesser of (a) more than 50% of the outstanding shares of the Fund or (b) 67% or more of the shares of the Fund represented at the Meeting if more than 50% of the outstanding shares of the Fund are present at the Meeting or represented by proxy.

THE TRUSTEES, INCLUDING ALL OF THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF THE FUND, RECOMMEND THAT THE SHAREHOLDERS OF THE FUND
VOTE TO APPROVE THE AMENDMENT TO THE FUND'S INVESTMENT RESTRICTION AND APPROVE OPERATING THE FUND AS A MONEY MARKET FUND.










                       II.  MISCELLANEOUS.

Voting; Notice; Quorum

   Each share of the Fund is entitled to one vote on each matter submitted to a vote of the shareholders of the Fund at the Meeting; no shares have cumulative voting rights. Shares held by two or more persons (whether as joint tenants, co-fiduciaries or otherwise) will be voted as follows unless a written instrument or court order providing to the contrary has been filed with the Secretary of the
Trust: ( 1 ) if only one votes, his or her vote will bind all; (2) if more than one votes, the vote of the majority will bind all; and
(3) if more than one votes and the vote is evenly divided, the shares will be voted in accordance with the determination of a majority of such persons and any person appointed to act by a court of competent jurisdiction, or in the absence of such appointment, the vote will be cast proportionately.

   Shares will be voted in accordance with the specifications made on the Proxy. If no specification is made with respect to a particular matter, shares will be voted in accordance with the recommendation of the Trustees. Proxies may be revoked at any time before they are voted by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Meeting and voting in person. The Fund will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of the shares of record held by such persons. The Adviser will reimburse such persons for their reasonable expenses incurred in connection with such proxy solicitation. Votes cast by proxy or in person will be counted by persons appointed by the Fund to act as proxies for the Meeting.

   Approval of the proposal to amend the Fund's investment restriction and to change the Fund to a money market Fund requires the affirmative vote of (i) 67% or more of the shares of the Fund present in person at the Meeting or represented by proxy, if holders of more than 50% of the shares of the Fund outstanding on the Record Date are present, in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund on the Record Date, whichever is less.

   The by-laws of the Fund generally provide that shareholders entitled to vote at the special meeting must be given fifteen days advanced written notification of such meeting unless the shareholder attends the meeting in person or by proxy. Should the Fund determine that any shareholder entitled to vote will not attend the meeting, in person or by proxy, the Fund will adjourn the meeting until fifteen days advanced notification is given to each shareholder entitled to vote at such meeting.

   A quorum for the transaction of business at the Meeting is constituted by the presence in person or by proxy of the holders of not less than a majority of the outstanding shares of the Fund
entitled to vote at the Meeting.   If, by the time scheduled for
the Meeting, a quorum of shareholders of the Fund is not present or if a quorum of the Fund's shareholders is present but sufficient votes in favor of the Proposal described in this Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders of the Fund. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interests of the Fund's shareholders. If such adjournment is for more than 120 days after the Record Date, the Fund as to which the Meeting is being adjourned will give notice of the adjourned Meeting to shareholders.

   In tallying shareholder votes, abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees which cannot be voted on a Proposal because instructions have not been received from the beneficial owners) will be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting. If a Proposal must be approved by a percentage of "votes cast" on the Proposal, abstentions and broker non-votes will not be counted as "votes cast" on the Proposal and will have no effect on the result of the vote. If a Proposal must be approved by
(i) a percentage of voting securities present at the Meeting, or
(ii) a majority of the shares issued and outstanding (i.e., Proposal 1), abstentions and broker nonvotes will be considered to be both present and issued and outstanding and, as a result, will have the effect of being counted as votes against the Proposal.

   If the accompanying form of proxy is properly executed and returned in time to be voted at the Meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon by the shareholder. Executed proxies that are unmarked will be voted FOR each Proposal submitted to a vote of the shareholders.

Solicitation of Proxies

   The cost of the solicitation, including the cost of the Meeting and the cost of printing, assembling and mailing the proxy materials, is estimated to be [$________] plus reimbursement of expenses. The cost of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund.

   Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, telegraph or personal solicitations conducted by officers and employees of ALPS Mutual Fund Services, Inc. or their affiliates or other representatives of the Fund (who will not be paid for their solicitation activities). [[_______________] has been engaged by [________] to assist in soliciting proxies, and may contact certain shareholders of the Fund by telephone. Shareholders who are contacted by [________] may be asked to cast their vote by telephonic proxy. Such proxies will be recorded in accordance with the procedures set forth below. [________] believes these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately reflected.]

   [In all cases where a telephonic proxy is solicited, the [________] representative will ask you for your full name, address, social security or employer identification number, title (if you are authorized to act on behalf of an entity, such as a corporation), and number of shares owned. If the information solicited agrees with the information provided to [________] by [________], then the [________] representative will explain the process, read the Proposals listed in the proxy card and ask for your instructions on each Proposal. The [________] representative, although he or she will answer questions about the process, will not recommend to you how you should vote, other than to read the recommendations set forth in this Proxy Statement. Within 72 hours, [________] will send you a letter or mailgram to confirm your vote and asking you to call [________] immediately if your instructions are not correctly reflected in the confirmation.]

   If you wish to participate in the Meeting and any adjournments thereof, but do not wish to give your proxy by telephone, you may still submit the proxy card included with this Proxy Statement or attend the Meeting in person. Any proxy given by you, whether in writing or by telephone, is revocable in the manner described above.

Voting Securities and Principal Holders Thereof

   The only voting securities of the Fund are its shares of beneficial interest, par value $0.001 per share. As of the Record
Date, the Trustees and officers of the Trust owned as a group less than 1% of the outstanding voting securities of the Funds.

   As of the Record Date the following shareholders owned beneficially 5% or more of the shares of the Fund:

                       [ INSERT 5% OWNERS ]

                       III.  OTHER BUSINESS

   The Board of Trustees knows of no other business to be brought before the Meeting.


                 IV. NEXT MEETING OF SHAREHOLDERS

   The Trust is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. The next meeting of the shareholders of the Trust will be held at such time as the Board of Trustees may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office a reasonable time prior to the meeting, as determined by the Board of Trustees, to be included in a Fund's proxy statement and form of proxy relating to such meeting, and must satisfy all other legal requirements.


    PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND
           RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.




































                       FGIC PUBLIC TRUST

                   SHORT-TERM U.S. GOVERNMENT
INCOME FUND

     PROXY     SPECIAL MEETING OF SHAREHOLDERS   May 31, 1996


The undersigned appoints _________________ and _________________
and each of them, attorneys and proxies of the undersigned, with power of substitution, to vote all shares of the SHORT-TERM U.S. INCOME FUND, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on Friday, May 31,
1996 at 11:00 a.m., New York time, and at any adjournment thereof.

      THE BOARD OF TRUSTEES FAVORS A VOTE FOR THE PROPOSAL.

Proposal 1: Approval of Amendment to the Fund's Investment
Restrictions and Approval to Operate the Fund as a Money Market
Fund              ____FOR        ____AGAINST    ____ABSTAIN




THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHEN PROPERLY EXECUTED, IT SHALL BE VOTED IN THE MANNER SPECIFIED. IF NO SPECIFICATION IS MADE, IT SHALL BE VOTED FOR THE APPROVAL OF THE AMENDMENT TO THE FUND'S INVESTMENT RESTRICTION AND CHANGING THE FUND TO A MONEY MARKET FUND.


Please Complete, Sign and Date on Reverse Side and Mail in
Accompanying Postpaid Envelope.

NOTE: This instrument must be signed by the registered holder(s). When signing as attorney, administrator, trustee or guardian, please give your title as such.

   _______________________________________
Date
_______________________________________

_______________________________________
                           Signature(s)

                    SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
            EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant  X
Filed by a Party other than the Registrant        __
Check the appropriate box:

X    Preliminary Proxy Statement        __   Confidential, for
Use of the Commission Only
__   Definitive Proxy Statement              (as permitted by
Rule 14a-6(e)(2))
__   Definitive Additional Materials
__   Soliciting Material Purchase to sec. 240.14a-11(c) of sec.
240.14a-12

                        FGIC PUBLIC TRUST

         (Name of Registrant as Specified In Its Charter)


   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
__   $125 PER EXCHANGE ACT RULES 0-11(c)(1)(ii), OR 14a-6(i)(1),
     OR 14a-6(i)(2) OR ITEM 22(a)(2) OF SCHEDULE 14A.
__   $500 per each party to the controversy pursuant to Exchange
Act Rule 14a-6(i)(3).
__   Fee computed on table below per Exchange Act Rules
14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:


     (2) Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):


     (4)  Proposed maximum aggregate value of transaction:


     (5)  Total fee paid:


__   Fee paid previously with preliminary materials.
__ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:


     (2)  Form, Schedule or Registration Statement No.:


     (3)  Filing Party:


     (4)  Date Filed: